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                                                                      EXHIBIT 24
                                                                     Page 1 of 2

                               POWERS OF ATTORNEY

     The undersigned director of HONEYWELL INC., a Delaware corporation, appoints KATHLEEN M. GIBSON, EDWARD D. GRAYSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Registration Statement on Form S-8 (and any amendments thereto), for the registration under the Securities Act of 1933, as amended, of 150,000 shares of Honeywell Inc.'s common stock, offered and to be offered to employees of Honeywell Canada Limited and certain of its subsidiaries pursuant to the Honeywell Employee Stock Purchase Plan (Canada), as amended from time to time with full power to file such registration statement and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, I have signed this Power of Attorney as of the 21st day of April, 1998.


/s/ M. R. Bonsignore
------------------------------
M. R. Bonsignore
Chairman of the Board and
Chief Executive Officer and Director

/s/ A. J. Baciocco, Jr.                 /s/ K. M. Hudson
------------------------------          ------------------------------
A. J. Baciocco, Jr.                     K. M. Hudson
Director                                Director

/s/ E. E. Bailey                        /s/ B. E. Karatz
------------------------------          ------------------------------
E. E. Bailey                            B. E. Karatz
Director                                Director

/s/ G. Ferrari                          /s/ A. B. Rand
------------------------------          ------------------------------
G. Ferrari                              A. B. Rand
Director                                Director

/s/ R. D. Fullerton                     /s/ S. G. Rothmeier
------------------------------          ------------------------------
R. D. Fullerton                         S. G. Rothmeier
Director                                Director

/s/ J. J. Howard                        /s/ M. W. Wright
------------------------------          ------------------------------
J. J. Howard                            M. W. Wright
Director                                Director

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     The undersigned officer of HONEYWELL INC., a Delaware corporation, appoints
KATHLEEN M. GIBSON, EDWARD D. GRAYSON and LAWRENCE W. STRANGHOENER, each of them with full power to act without the other, as true and lawful attorneys-in-fact, to sign on my behalf the Registration Statement on Form S-8 (and any amendments thereto), for the registration under the Securities Act of 1933, as amended, of 150,000 shares of Honeywell Inc.'s common stock, offered and to be offered to employees of Honeywell Canada Limited. and certain of its subsidiaries pursuant to the Honeywell Employee Stock Purchase Plan (Canada), as amended from time to time with full power to file such registration statement and each such amendment so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission.

                              /s/ L. W. Stranghoener
                              ----------------------------
                              L. W. Stranghoener
                              Vice President and
                              Chief Financial Officer

                              /s/ P. M. Palazzari
                              ----------------------------
                              P. M. Palazzari
                              Vice President and Controller, and
                              Principal Accounting Officer